UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                     ---------

                    The Gabelli Global Multimedia Trust Inc.
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
           ----------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2003
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                                 [LOGO OMITTED]
                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                  Annual Report
                                December 31, 2003



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a Fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2003.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2003 (A)
              ----------------------------------------------------

                                                                                             SINCE
                                       QUARTER       1 YEAR       3 YEAR      5 YEAR     INCEPTION (B)
                                       -------       ------       ------      ------     -------------
   Gabelli Global Multimedia Trust
     NAV Return (c) ..................  17.46%      37.68%       (4.56)%       5.04%        11.96%
     Investment Return (d) ...........  16.58%      41.72%       (4.01)%       4.31%         9.72%

   MSCI AC World Free Index ..........  14.52%      34.63%       (2.84)%       0.02%         7.36%(e)
   Nasdaq Composite Index ............  12.11%      50.01%       (6.75)%      (1.79)%       11.12%
   Lipper Global Fund Average ........  13.46%      32.09%       (3.92)%       2.20%         8.21%(e)

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country
      (AC) World Free and Nasdaq Composite Indices are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested except for the Nasdaq Composite Index. Performance for periods less than one year is not annualized.
  (b) From commencement of investment operations on November 15, 1994.
  (c) Total returns and average annual returns reflect changes in net asset value (NAV), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.
  (e) From November 30, 1994, the date closest to the Trust's inception for which data is available.
--------------------------------------------------------------------------------
                                                           Sincerely yours,

                                                           /s/ Bruce N. Alpert

                                                           Bruce N. Alpert
                                                           President
February 24, 2004

--------------------------------------------------------------------------------
  A description of the Trust's proxy voting policies and procedures is available
  (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580; and
  (iii) on the Securities and Exchange Commission's website at www.sec.gov.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
            COMMON STOCKS -- 86.5%
            COPYRIGHT/CREATIVITY COMPANIES -- 38.8%
            BUSINESS SERVICES: ADVERTISING -- 0.4%
      8,000 Donnelley (R.H.) Corp.+ .$    101,139 $    318,720
     20,000 Harte-Hanks Inc. ........     147,611      435,000
      4,200 Havas SA ................      20,733       24,210
      2,000 Publicis Groupe .........      13,971       64,834
                                     ------------ ------------
                                          283,454      842,764
                                     ------------ ------------
            COMPUTER SOFTWARE AND SERVICES -- 2.1%
      2,250 Activision Inc.+ ........       6,415       40,950
     10,000 America Online Latin
               America Inc., Cl. A+ .      43,250       14,200
      3,000 Atlus Co. Ltd.+ .........      17,662       13,072
      9,473 CNET Networks Inc.+ .....     102,467       64,606
      3,230 EarthLink Inc.+ .........      45,250       32,300
      1,000 Electronic Arts Inc.+ ...       5,588       47,780
     30,000 EMC Corp.+ ..............     408,456      387,600
     10,000 Jupitermedia Corp.+ .....      12,067       46,000
     25,000 Maxtor Corp.+ ...........     231,070      277,500
     65,000 Microsoft Corp. .........   1,465,256    1,790,100
      2,000 Mobius Management
               Systems Inc.+ ........      12,540       25,300
      1,000 Pixar Inc.+ .............      39,153       69,290
     30,000 Yahoo! Inc.+ ............     863,300    1,355,100
                                     ------------ ------------
                                        3,252,474    4,163,798
                                     ------------ ------------
            CONSUMER PRODUCTS -- 0.2%
      6,000 Department 56 Inc.+ .....      65,655       78,600
        200 eBay Inc.+ ..............       6,163       12,918
     20,000 Mattel Inc. .............     241,358      385,400
                                     ------------ ------------
                                          313,176      476,918
                                     ------------ ------------
            ELECTRONICS -- 1.6%
     46,165 Agere Systems Inc.,
               Cl. B+ ...............     142,677      133,879
      6,000 Intel Corp. .............     162,470      193,200
      3,570 Royal Philips Electronics
               NV, ADR ..............      29,368      103,851
     10,000 Samsung Electronics Co. Ltd.,
               GDR (c) ..............   1,805,500    1,892,572
     22,000 Sony Corp., ADR .........     840,026      762,740
     10,000 Zoran Corp.+ ............     153,539      173,900
                                     ------------ ------------
                                        3,133,580    3,260,142
                                     ------------ ------------
            ENTERTAINMENT -- 13.6%
     60,000 Canal Plus, ADR .........      10,818       73,110
     25,000 Crown Media Holdings Inc.,
               Cl. A+ ...............     146,640      206,750
     31,622 EMI Group plc ...........     108,730       89,866
     30,000 EMI Group plc, ADR ......     394,397      170,514
     40,000 Fox Entertainment Group Inc.,
               Cl. A+ ...............     960,270    1,166,000
    220,000 Gemstar-TV Guide
               International Inc.+ ..   1,573,597    1,111,000
     70,000 GMM Grammy Public
               Co. Ltd. .............      55,457       35,334
     20,282 Granada plc .............      55,525       44,296
        481 Henley LP+ ..............           0        1,443
    722,715 Liberty Media Corp.,
               Cl. A+ ...............   2,698,327    8,593,081
    100,000 Shaw Brothers
               (Hong Kong) Ltd. .....     145,929      110,129
     95,000 Six Flags Inc.+ .........     609,489      714,400
     70,000 SMG plc .................     205,497      145,987
     85,000 The Walt Disney Co. .....   1,972,306    1,983,050
    200,000 Time Warner Inc.+ .......   3,192,596    3,598,000

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
    140,000 Viacom Inc., Cl. A ......$  2,104,965 $  6,197,800
    120,000 Vivendi Universal
               SA, ADR+ .............   3,659,570    2,913,600
      6,000 World Wrestling
               Entertainment Inc. ...      76,680       78,600
                                     ------------ ------------
                                       17,970,793   27,232,960
                                     ------------ ------------
            FINANCIAL SERVICES -- 0.2%
      8,000 H&R Block Inc. ..........     162,450      442,960
                                     ------------ ------------
            HOTELS AND GAMING -- 6.0%
      8,000 Aztar Corp.+ ............      40,900      180,000
     11,000 Boca Resorts Inc.,
               Cl. A+ ...............     145,590      164,560
      8,000 Churchill Downs Inc. ....     193,280      289,608
    180,000 Gaylord Entertainment
               Co.+ .................   4,625,330    5,373,000
      5,000 Greek Organization of
               Football Prognostics .      54,100       71,897
     17,000 GTECH Holdings Corp. ....     159,244      841,330
    740,000 Hilton Group plc ........   2,809,249    2,977,300
     55,000 Magna Entertainment Corp.,
               Cl. A+ ...............     358,030      278,850
     32,000 MGM Mirage+ .............     868,999    1,203,520
     30,000 Park Place Entertainment
               Corp.+ ...............     248,132      324,900
      6,000 Starwood Hotels & Resorts
               Worldwide Inc. .......     185,708      215,820
                                     ------------ ------------
                                        9,688,562   11,920,785
                                     ------------ ------------
            PUBLISHING -- 14.7%
     20,000 Arnoldo Mondadori
               Editore SpA ..........      63,827      179,364
    100,000 Belo Corp., Cl. A .......   1,556,990    2,834,000
      1,000 Dow Jones & Co. Inc. ....      46,722       49,850
     20,000 EMAP plc ................     207,970      306,833
     12,000 Gannett Co. Inc. ........     644,658    1,069,920
      2,833 Golden Books Family
               Entertainment Inc.+ ..           0            5
      2,000 Hollinger International
               Inc. .................      26,475       31,240
    144,400 Independent News
               & Media plc ..........     193,226      342,422
     12,000 Journal Register Co.+ ...     193,975      248,400
     15,000 Knight-Ridder Inc. ......     659,380    1,160,550
     50,000 Lee Enterprises Inc. ....   1,107,924    2,182,500
     19,000 McClatchy Co., Cl. A ....     517,138    1,307,200
     20,000 McGraw-Hill
               Companies Inc. .......     848,370    1,398,400
     22,000 Media General
               Inc., Cl. A ..........     972,570    1,432,200
     27,000 Meredith Corp. ..........     636,668    1,317,870
    100,000 Nation Multimedia
               Group+ ...............      84,677       45,933
    100,000 New Straits Times
               Press Berhad+ ........     296,714      106,842
     20,000 News Corp. Ltd., ADR ....     396,739      722,000
    150,000 Oriental Press
               Group Ltd. ...........      46,315       54,582
    179,800 Penton Media Inc.+ ......   1,157,983      244,528
     10,000 Playboy Enterprises Inc.,
               Cl. A+ ...............      97,125      144,900
     97,400 Post Publishing
               Co. Ltd. .............      47,100       86,037
    200,000 PRIMEDIA Inc.+ ..........     980,335      566,000
     47,000 Pulitzer Inc. ...........   1,529,619    2,538,000
     90,000 Reader's Digest
               Association Inc. .....   1,506,323    1,319,400
      1,000 Scholastic Corp.+ .......      16,500       34,040
    251,520 SCMP Group Ltd. .........     181,457      110,961
     33,000 Scripps (E.W.)
               Co., Cl. A ...........   2,947,098    3,106,620
     59,452 Singapore Press
               Holdings Ltd. ........     747,777      661,628
        300 SPIR Communication ......      23,329       27,813
     15,000 Telegraaf Holdingsmij ...     285,271      340,376

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
            COMMON STOCKS (CONTINUED)
            COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
            PUBLISHING (CONTINUED)
     47,500 Thomas Nelson Inc. ......$    558,873 $    918,175
     84,000 Tribune Co. .............   3,528,623    4,334,400
     15,000 United Business Media
               plc, ADR .............     123,285      132,375
        800 Wiley (John) & Sons Inc.,
               Cl. B ................       5,692       20,888
      4,000 Wolters Kluwer NV .......      90,625       62,563
                                     ------------ ------------
                                       22,327,353   29,438,815
                                     ------------ ------------
            TOTAL COPYRIGHT/
              CREATIVITY
              COMPANIES .............  57,131,842   77,779,142
                                     ------------ ------------
            DISTRIBUTION COMPANIES -- 47.7%
            BROADCASTING -- 14.3%
      1,560 Asahi Broadcasting
               Corp. ................      62,911      101,894
         22 Asahi National Broadcasting
               Co., Ltd. ............      26,592       33,461
     18,000 CanWest Global
               Communications Corp.+      156,992      192,420
     18,000 CanWest Global
               Communications Corp.,
               Sub-Voting+ ..........      92,011      192,919
      5,000 Carlton Communications
               plc, ADR .............      95,245      102,500
      6,400 Chubu-Nippon Broadcasting
               Co., Ltd. ............      46,375       51,358
     15,000 Clear Channel
               Communications Inc. .. 474,553 702,450 8,333 Corus Entertainment Inc.,
               Cl. B ................      33,927      177,332
      9,000 Cox Radio Inc., Cl. A+ ..      55,500      227,070
      1,000 Emmis Communications
               Corp., Cl. A+ ........      10,489       27,050
     30,020 Fisher Communications
               Inc.+ ................   1,574,095    1,531,020
          4 Fuji Television
               Network Inc. .........      14,441       21,648
     75,000 Granite Broadcasting
               Corp.+ ...............     421,275      123,750
    100,000 Gray Television Inc. ....   1,295,437    1,512,000
     12,000 Gray Television Inc.,
               Cl. A ................     150,358      182,040
     10,000 Grupo Radio Centro, SA de
               CV, ADR ..............      46,871       69,800
    150,000 Grupo Televisa SA, ADR ..   5,084,850    5,979,000
     32,000 Hearst-Argyle
               Television Inc.+ .....     321,662      881,920
      4,550 Lagardere S.C.A. ........     100,163      262,681
    151,000 Liberty Corp. ...........   6,950,356    6,823,690
     25,000 Lin TV Corp., Cl. A+ ....     550,000      645,250
      5,140 Media Prima+ ............           0            0
      4,000 Metropole TV M6 SA ......      35,208      131,282
      1,200 Nippon Broadcasting
               System Inc. ..........      29,276       55,874
      4,000 Nippon Television
               Network Corp. ........     608,474      594,569
      4,650 NRJ Group ...............      22,694       99,123
      1,000 NTN Communications Inc.+          862        3,700
    120,000 Paxson Communications
               Corp.+ ...............     861,225      462,000
        500 Radio One Inc., Cl. A+ ..       5,510        9,775
      1,000 Radio One Inc., Cl. D+ ..      11,428       19,300
      1,500 RTL Group (Brussels) ....      76,363       88,547
      3,500 RTL Group (New York) ....     113,838      206,610
      1,906 SAGA Communications Inc.,
               Cl. A+ ...............       9,709       35,318

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
     80,000 Salem Communications Corp.,
               Cl. A+ ...............$  1,285,175 $  2,169,600
      2,000 SBS Broadcasting SA+ ....      42,022       65,200
     75,000 Sinclair Broadcast Group Inc.,
               Cl. A+ ...............     827,448    1,119,000
     25,000 Societe Television
               Francaise 1 ..........     249,649      872,856
      5,000 Spanish Broadcasting System
               Inc., Cl. A+ .........      43,950       52,500
     50,000 Television
               Broadcasts Ltd. ......     187,673      252,460
     80,600 Tokyo Broadcasting
               System Inc. ..........   1,152,860    1,283,794
     15,000 TV Azteca, SA de CV .....      84,538      136,500
     26,000 Ulster Television plc ...     105,595      177,100
     51,000 Young Broadcasting Inc.,
               Cl. A+ ...............   1,475,410    1,022,040
                                     ------------ ------------
                                       24,793,010   28,698,401
                                     ------------ ------------
            BUSINESS SERVICES -- 0.6%
     15,000 Carlisle Holdings Ltd.+ .      78,754       92,250
     40,000 Cendant Corp.+ ..........     456,338      890,800
        500 CheckFree Corp.+ ........       5,520       13,825
      1,000 Convergys Corp.+ ........      17,738       17,460
        500 Dun and Bradstreet
               Corp.+ ...............       6,320       25,355
      8,000 Interactive Data Corp.+ .      52,250      132,480
      1,000 Moody's Corp. ...........      20,012       60,550
      2,500 Traffix Inc. ............      12,500       13,625
                                     ------------ ------------
                                          649,432    1,246,345
                                     ------------ ------------
            CABLE -- 3.9%
     16,578 Austar United
               Communications Ltd.+ .      22,427        5,121
    200,000 Cablevision Systems Corp.,
               Cl. A+ ...............   3,179,545    4,678,000
     50,000 Charter Communications Inc.,
               Cl. A+ ...............     103,842      201,000
     37,350 Comcast Corp., Cl. A+ ...   1,104,551    1,227,695
      7,000 Comcast Corp.,
               Cl. A, Special+ ......      53,073      218,960
     15,000 Mediacom Communications
               Corp.+ ...............     126,904      130,050
     39,000 Shaw Communications Inc.,
               Cl. B ................     105,571      608,729
     11,000 Shaw Communications Inc.,
               Cl. B, Non-Voting ....     103,451      170,720
     22,680 Telewest Communications
               plc+ .................      37,551          771
     70,000 UnitedGlobalCom Inc.,
               Cl. A+ ...............     411,644      593,600
                                     ------------ ------------
                                        5,248,559    7,834,646
                                     ------------ ------------
            CONSUMER SERVICES -- 1.9%
      4,000 Bowlin Travel
               Centers Inc.+ ........       3,022        8,000
    112,400 InterActiveCorp.+ .......   2,658,200    3,813,732
      2,000 Martha Stewart Living
               Omnimedia Inc.,
               Cl. A+ ...............      16,500       19,700
      4,000 TiVo Inc.+ ..............      27,943       29,600
                                     ------------ ------------
                                        2,705,665    3,871,032
                                     ------------ ------------
            DIVERSIFIED INDUSTRIAL -- 1.1%
     40,000 Bouygues SA .............   1,087,970    1,398,587
     20,000 General Electric Co. ....     575,250      619,600
      7,700 Hutchison Whampoa Ltd. ..      71,267       56,781
      7,908 Malaysian Resources Corp.
               Berhad+ ..............      41,566        1,894
                                     ------------ ------------
                                        1,776,053    2,076,862
                                     ------------ ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            ENERGY AND UTILITIES -- 0.3%
     44,000 El Paso Electric Co.+ ...$    351,452 $    587,400
                                     ------------ ------------
            ENTERTAINMENT -- 1.1%
      6,000 AMC Entertainment Inc.+ .      11,737       91,260
      5,000 Blockbuster Inc., Cl. A .      52,438       89,750
      3,150 British Sky Broadcasting
               Group plc, ADR+ ......      56,080      160,461
    100,000 GC Companies Inc.+ ......     241,092       35,000
     85,000 Metro-Goldwyn-Mayer
               Inc.+ ................   1,441,952    1,452,650
     17,000 Regal Entertainment Group,
               Cl. A ................     323,000      348,840
                                     ------------ ------------
                                        2,126,299    2,177,961
                                     ------------ ------------
            EQUIPMENT -- 1.7%
      1,000 Amphenol Corp., Cl. A+ ..      15,588       63,930
     40,000 Andrew Corp.+ ...........     160,771      460,400
        416 Avaya Inc.+ .............       9,761        5,383
      2,000 CommScope Inc.+ .........      29,407       32,660
     90,000 Corning Inc.+ ...........     825,299      938,700
      3,000 Furukawa Electric
               Co. Ltd. .............      22,588        9,965
      3,000 L-3 Communications
               Holdings Inc.+ .......      33,000      154,080
     80,000 Lucent Technologies
               Inc.+ ................     486,490      227,200
     60,000 Motorola Inc. ...........     748,758      844,200
     30,000 Nortel Networks Corp.+ ..     140,250      126,900
      6,000 Qualcomm Inc. ...........      31,219      323,580
      6,000 Scientific-Atlanta Inc. .      50,804      163,800
     20,000 Sycamore Networks Inc.+ .      63,894      104,800
                                     ------------ ------------
                                        2,617,829    3,455,598
                                     ------------ ------------
            FOOD AND BEVERAGE -- 0.1%
     30,000 Allied Domecq plc .......     183,988      231,467
      5,282 Compass Group plc .......      37,648       35,932
                                     ------------ ------------
                                          221,636      267,399
                                     ------------ ------------
            HEALTH CARE -- 0.0%
        200 Trestle Holdings Inc.+ ..       2,500        1,100
                                     ------------ ------------
            SATELLITE -- 2.1%
        300 Asia Satellite
               Telecommunications
               Holdings Ltd., ADR ...       5,693        5,692
     28,000 EchoStar Communications
               Corp., Cl. A+ ........      91,970      952,000
     82,321 Hughes Electronics
               Corp.+ ...............   1,364,638    1,362,413
     12,000 Lockheed Martin Corp. ...     339,847      616,800
      3,000 Loral Space &
               Communications Ltd.+ .         510          945
     20,000 PanAmSat Corp.+ .........     299,008      431,200
     25,000 Pegasus Communications
               Corp.+ ...............     404,943      702,000
      6,000 PT Indosat Tbk, ADR .....      58,079      108,000
         30 SKY Perfect
               Communications Inc.+ .      15,472       35,271
                                     ------------ ------------
                                        2,580,160    4,214,321
                                     ------------ ------------
            TELECOMMUNICATIONS: LOCAL -- 5.4%
      4,266 Aliant Inc. .............      39,187      105,969
      6,000 Allegiance Telecom
               Inc.+ ................      28,659          210
      7,000 ALLTEL Corp. ............     372,121      326,060
      9,557 ATX Communications
               Inc.+ ................      24,550        2,103
      4,000 Brasil Telecom Participacoes
               SA, ADR ..............     231,475      151,200
     47,000 CenturyTel Inc. .........   1,440,777    1,533,140

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
      2,000 Choice One
               Communications Inc.+ .$        700 $      1,440
    110,000 Cincinnati Bell Inc.+ ...     976,132      555,500
    143,000 Citizens Communications
               Co.+ .................   1,663,753    1,776,060
     50,000 Commonwealth Telephone
               Enterprises Inc.+ ....   1,136,673    1,887,500
      3,000 Metromedia International
               Group Inc.+ ..........         345          450
      9,655 Rogers Communications Inc.,
               Cl. B ................     148,207      159,441
    120,345 Rogers Communications Inc.,
               Cl. B, ADR ...........   1,077,724    1,985,692
      6,000 SBC Communications Inc. .     145,321      156,420
     18,432 Tele Norte Leste Participacoes
               SA, ADR ..............     252,380      284,406
     10,000 Telecom Argentina Stet
               France Telecom
               SA, ADR+ .............      26,440       87,500
     18,172 TeliaSonera AB ..........      51,070       94,960
      4,000 Time Warner Telecom Inc.,
               Cl. A+ ...............      25,000       40,520
      3,000 USN Communications
               Inc.+ (d) ............      12,165            3
     50,000 Verizon Communications
               Inc. .................   1,934,890    1,754,000
                                     ------------ ------------
                                        9,587,569   10,902,574
                                     ------------ ------------
            TELECOMMUNICATIONS: LONG DISTANCE -- 1.4%
     25,000 AT&T Corp. ..............     789,247      507,500
     10,000 BT Group plc, ADR .......     428,060      342,200
      1,000 Embratel Participacoes
               SA, ADR ..............       4,150       16,610
    300,646 Qwest Communications
               International Inc.+ ..   1,817,390    1,298,791
      6,000 Rostelecom, ADR .........      41,408       75,120
     30,000 Sprint Corp. -
               FON Group ............     475,872      492,600
      1,000 Startec Global
               Communications Corp.+        4,645           10
      1,666 Talk America
               Holdings Inc.+ .......       2,529       19,192
     60,000 WorldCom Inc. -
               MCI Group+ ...........      15,900        2,940
                                     ------------ ------------
                                        3,579,201    2,754,963
                                     ------------ ------------
            TELECOMMUNICATIONS: NATIONAL -- 6.5%
     40,000 BCE Inc. ................     839,129      894,400
     45,203 Cable & Wireless
               plc, ADR .............     775,679      316,873
      5,000 China Telecom Corp.
               Ltd., ADR ............     126,250      204,050
      5,000 China Unicom Ltd., ADR ..      38,450       46,700
     33,000 Compania de
               Telecomunicaciones de
               Chile SA, ADR ........     552,101      493,350
    162,000 Deutsche Telekom
               AG, ADR+ .............   2,279,995    2,937,060
     50,000 Elisa Oyj, Cl. A+ .......     527,900      668,517
      3,000 France Telecom SA, ADR ..      48,120       85,770
      3,305 Hellenic Telecommunications
               Organization SA ......      39,578       43,689
        174 Japan Telecom Holdings
               Co. Ltd. .............     266,848      465,970
        500 Magyar Tavkozlesi
               Rt, ADR ..............       9,650        9,355
         20 Nippon Telegraph &
               Telephone Corp. ......     123,433       96,482
     35,000 Philippine Long Distance
               Telephone Co., ADR+ ..     597,989      609,700
      4,320 PT Telekomunikasi
               Indonesia, ADR .......      18,512       70,934
     48,000 Swisscom AG, ADR ........   1,325,978    1,576,320
      2,000 Telecom Corp. of New
               Zealand Ltd., ADR ....      31,000       56,500
     58,000 Telefonica SA, ADR ......   1,382,739    2,563,020

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
            COMMON STOCKS (CONTINUED)
            DISTRIBUTION COMPANIES (CONTINUED)
            TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     19,000 Telefonos de Mexico SA de
               CV, Cl. L, ADR+ ......$    177,884 $    627,570
      2,400 Telstra Corp. Ltd., ADR .      30,324       43,896
     45,000 TELUS Corp. .............     810,821      903,657
     15,000 TELUS Corp., Non-Voting .     347,478      280,905
                                     ------------ ------------
                                       10,349,858   12,994,718
                                     ------------ ------------
            WIRELESS COMMUNICATIONS -- 7.3%
     35,000 America Movil SA de CV,
               Cl. L, ADR ...........     537,115      956,900
     11,450 American Tower Corp.,
               Cl. A+ ...............     134,266      123,889
    100,000 AT&T Wireless
               Services Inc.+ .......   1,260,553      799,000
     24,000 Jasmine International
               Public Co. Ltd.+ (d) .       5,040        7,450
     80,000 Leap Wireless
               International Inc.+ ..      27,600        2,640
     29,600 mm02 plc, ADR+ ..........     264,820      404,336
        500 NTT DoCoMo Inc. .........     762,806    1,133,713
     30,000 Price Communications
               Corp.+ ...............     293,906      411,900
     80,000 Rogers Wireless
               Communications Inc.,
               Cl. B+ ...............   1,042,658    1,712,000
     10,800 Rural Cellular Corp.,
               Cl. A+ ...............      22,788       85,860
     37,000 SK Telecom Co.
               Ltd., ADR ............     828,800      690,050
     35,000 Sprint Corp. -
               PCS Group+ ...........     326,653      196,700
      1,650 Tele Celular Sul Participacoes
               SA, ADR ..............      26,379       23,677
      5,500 Tele Centro Oeste Celular
               Participacoes
               SA, ADR+ .............      16,487       54,175
        330 Tele Leste Celular Participacoes
               SA, ADR+ .............       8,827        4,577
        825 Tele Nordeste Celular
               Participacoes SA, ADR       12,175       23,050
        330 Tele Norte Celular
               Participacoes
               SA, ADR+ .............       5,098        3,604
    350,000 Telecom Italia
               Mobile SpA+ ..........   1,680,518    1,902,750
        825 Telemig Celular Participacoes
               SA, ADR ..............      23,843       26,483
     70,000 Telephone & Data
               Systems Inc. .........   4,915,847    4,378,500
      6,600 Telesp Celular Participacoes
               SA, ADR+ .............     211,036       43,428
     15,000 Total Access
               Communications plc+ ..      66,339       27,150
     17,500 United States
               Cellular Corp.+ ......     564,709      621,250
      6,000 Vimpel-Communications,
               ADR+ .................     103,613      441,000
     12,650 Vodafone Group plc, ADR .     203,637      316,756
     16,000 Western Wireless
               Corp., Cl. A+ ........      50,272      293,760
                                     ------------ ------------
                                       13,395,785   14,684,598
                                     ------------ ------------
            TOTAL DISTRIBUTION
              COMPANIES .............  79,985,008   95,767,918
                                     ------------ ------------
            TOTAL COMMON
              STOCKS ................ 137,116,850  173,547,060
                                     ------------ ------------

            PREFERRED STOCKS -- 4.2%
            BROADCASTING -- 0.9%
      1,063 Granite Broadcasting Corp.,
               12.750% Pfd.+ ........     439,682      680,320

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
        100 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (d) ...........$  1,000,000 $  1,050,730
                                     ------------ ------------
                                        1,439,682    1,731,050
                                     ------------ ------------
            BUSINESS SERVICES -- 0.5%
     10,393 Interep National Radio Sales Inc.,
               4.000% Cv. Pfd.,
               Ser. A (d) ...........   1,040,000    1,049,726
                                     ------------ ------------
            PUBLISHING -- 1.7%
    112,207 News Corp. Ltd.,
               Pfd., ADR ............   2,809,502    3,394,262
                                     ------------ ------------
            TELECOMMUNICATIONS: LOCAL -- 1.1%
     45,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ......   2,161,913    2,295,000
                                     ------------ ------------
            TOTAL PREFERRED
              STOCKS ................   7,451,097    8,470,038
                                     ------------ ------------
  PRINCIPAL
   AMOUNT
  ---------
            CORPORATE BONDS -- 0.1%
            BUSINESS SERVICES -- 0.1%
 $   50,000 BBN Corp., Sub. Deb. Cv.,
               6.000%,
               04/01/12+ (a)(d) .....      49,458            0
    300,000 Trans-Lux Corp.,
               Sub. Deb. Cv.,
               7.500%, 12/01/06 .....     290,853      282,000
                                     ------------ ------------
                                          340,311      282,000
                                     ------------ ------------
            PUBLISHING -- 0.0%
     66,560 Golden Books Family
               Entertainment Inc., PIK,
               10.750%,
               12/31/04+ (a) ........      59,865            0
                                     ------------ ------------
            TOTAL CORPORATE
              BONDS .................     400,176      282,000
                                     ------------ ------------

   SHARES
   ------
            RIGHTS -- 0.0%
            BROADCASTING -- 0.0%
      5,140 Media Prima Berhad
               expires 07/18/08+ ....       1,353        1,014
                                     ------------ ------------
            WIRELESS COMMUNICATIONS -- 0.0%
     24,000 Jasmine International Public
               Co. Ltd.+ ............           0            0
                                     ------------ ------------
            TOTAL RIGHTS ............       1,353        1,014
                                     ------------ ------------

            WARRANTS -- 0.0%
            BROADCASTING -- 0.0%
      5,140 Media Prima Berhad+ .....         135        1,096
                                     ------------ ------------
            BUSINESS SERVICES -- 0.0%
     62,500 Interep National Radio
               Sales Inc.,+ .........           0            0
                                     ------------ ------------
            PUBLISHING -- 0.0%
     25,000 Nation Multimedia
               Group+ ...............           0        3,439
                                     ------------ ------------
            TOTAL WARRANTS ..........         135        4,535
                                     ------------ ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2003

                                                      MARKET
   SHARES                              COST            VALUE
   ------                              ----            -----
U.S. GOVERNMENT OBLIGATIONS -- 9.2%
$18,383,000 U.S. Treasury Bills,
               0.781% to 0.945%++,
               01/02/04 to 02/12/04 .$ 18,381,390  $18,381,390
                                     ------------ ------------

TOTAL INVESTMENTS -- 100.0% .........$163,351,001 $200,686,037
                                     ============

LIABILITIES IN EXCESS OF OTHER ASSETS ...........     (491,168)

PREFERRED STOCK
  (1,001,000 preferred shares outstanding) ......  (50,000,000)
                                                  ------------

NET ASSETS -- COMMON STOCK
  (14,218,953 common shares outstanding) ........ $150,194,869
                                                  ============
NET ASSET VALUE PER COMMON SHARE
   ($150,194,869 (DIVIDE)
   14,218,953 shares outstanding) ...............       $10.56
                                                        ======

  PRINCIPAL                           SETTLEMENT  NET UNREALIZED
   AMOUNT                                DATE      APPRECIATION
  ---------                           ----------  --------------
            FORWARD FOREIGN EXCHANGE
            CONTRACTS -- 0.0%
            Deliver Hong Kong Dollars
              in exchange for
$7,790,000(b) USD 998,104 ........... 02/02/04    $     (6,020)
                                                  ============
-----------------
             For Federal tax purposes:
             Aggregate cost ..................... $168,701,459
                                                  ============
             Gross unrealized appreciation ...... $ 44,563,911
             Gross unrealized depreciation ......  (12,579,333)
                                                  ------------
             Net unrealized appreciation ........ $ 31,984,578
                                                  ============

----------------
 (a)   Security in default.
 (b)   Principal amount denoted in Hong Kong Dollars.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of Rule 144A securities amounted to $1,892,572 or 0.94% of total investments.
 (d)   Security fair valued under procedures established by the
       Board of Directors. At December 31, 2003, the market value of fair valued securities amounted to $2,107,909 or 1.05% of total investments.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.
 PIK - Paid in Kind.
 USD - United States Dollars.

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------      ------
       GEOGRAPHIC DIVERSIFICATION
       United States .................  73.5%  $147,588,370
       Europe ........................  11.8     23,682,052
       Asia/Pacific ..................   7.0     14,072,020
       Latin America .................   4.0      8,024,930
       Canada ........................   3.7      7,318,665
                                       -----   ------------
       Total Investments ............. 100.0%  $200,686,037
                                       =====   ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS:
  Investments, at value (cost $163,351,001) ......     $ 200,686,037
  Foreign currency, at value (cost $1,499) .......             1,541
  Dividends and interest receivable ..............           189,824
  Receivable for investments sold ................           115,075
  Unrealized appreciation on swap contracts ......            47,999
  Other assets ...................................            10,695
                                                       -------------
  TOTAL ASSETS ...................................       201,051,171
                                                       -------------
LIABILITIES:
  Due to custodian ...............................            10,978
  Dividends payable ..............................            26,042
  Payable for investments purchased ..............           115,595
  Unrealized depreciation on forward foreign
    exchange contracts ...........................             6,020
  Payable for investment advisory fees ...........           492,362
  Interest payable on swap contract ..............            47,250
  Payable for shareholder communications fees ....            42,788
  Payable for payroll expense ....................            31,975
  Payable for audit and legal fees ...............            27,700
  Payable to custodian ...........................            17,625
  Other accrued expenses and liabilities .........            37,967
                                                       -------------
  TOTAL LIABILITIES ..............................           856,302
                                                       -------------
PREFERRED STOCK:
  Series B Cumulative  Preferred Stock
  (6.00%, $25 liquidation value, $0.001 par
  value, 1,000,000 shares authorized
  with 1,000,000 shares issued and
    outstanding) .................................        25,000,000
  Series C Cumulative Preferred Stock
   (Auction Rate, $25,000 liquidation value,
    $0.001 par value, 1,000 shares
    authorized  with 1,000 shares issued and
    outstanding) .................................        25,000,000
                                                       -------------
  TOTAL PREFERRED STOCK ..........................        50,000,000
                                                       -------------
  NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS ....................     $ 150,194,869
                                                       =============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ....................            14,219
  Additional paid-in capital .....................       118,179,511
  Accumulated net realized loss on investments
    and foreign currency transactions ............        (5,376,499)
  Net unrealized appreciation on investments, swap
    contracts and foreign currency transactions ..        37,377,638
                                                       -------------
  TOTAL NET ASSETS ...............................     $ 150,194,869
                                                       =============

NET ASSET VALUE PER COMMON SHARE
  ($150,194,869 / 14,218,953 shares outstanding;
  196,750,000 shares authorized of $0.001 par value)          $10.56
                                                              ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $53,345) .......     $  1,643,177
  Interest ..........................................          172,321
                                                          ------------
  TOTAL INVESTMENT INCOME ...........................        1,815,498
                                                          ------------
EXPENSES:
  Investment advisory fees ..........................        1,560,171
  Interest expense on swap contracts (Note 2) .......          470,703
  Shareholder communications expenses ...............          151,792
  Payroll ...........................................          129,144
  Shareholder services fees .........................           87,515
  Legal and audit fees ..............................           69,814
  Directors' fees ...................................           63,021
  Custodian fees ....................................           53,729
  Accounting fees ...................................           34,800
  Miscellaneous expenses ............................          117,483
                                                          ------------
  TOTAL EXPENSES ....................................        2,738,172
                                                          ------------
  NET INVESTMENT LOSS ...............................         (922,674)
                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments ..................        2,090,209
  Net realized gain on foreign currency transactions             6,830
                                                          ------------
  Net realized gain on investments and foreign
    currency transactions ...........................        2,097,039
                                                          ------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts and foreign
    currency transactions ...........................       43,268,251
                                                          ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
    SWAP CONTRACTS AND FOREIGN CURRENCY
    TRANSACTIONS ....................................       45,365,290
                                                          ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .................................       44,442,616
                                                          ------------
  Total Distributions to Preferred Stock Shareholders       (1,815,651)
                                                          ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ....     $ 42,626,965
                                                          ============

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                          YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                       -----------------   -----------------
OPERATIONS:
  Net investment loss ..............................................     $    (922,674)     $     (46,272)
  Net realized gain on investments and
    foreign currency transactions ..................................         2,097,039          1,821,055
  Net change in unrealized appreciation/
    depreciation on investments, swap contracts
    and foreign currency transactions ..............................        43,268,251        (40,300,249)
                                                                         -------------      -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..        44,442,616        (38,525,466)
                                                                         -------------      -------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net realized long-term gains on investments
    and foreign currency transactions ..............................        (1,815,651)        (2,359,821)
                                                                         -------------      -------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..............        (1,815,651)        (2,359,821)
                                                                         -------------      -------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS .........................        42,626,965        (40,885,287)
                                                                         -------------      -------------
TRUST SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ....................          (522,334)          (253,454)
  Offering costs for preferred shares charged to paid-in capital ...        (1,442,569)                --
                                                                         -------------      -------------
  NET DECREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .........        (1,964,903)          (253,454)
                                                                         -------------      -------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON STOCK SHAREHOLDERS ...................................        40,662,062        (41,138,741)
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ..............................................       109,532,807        150,671,548
                                                                         -------------      -------------
  End of period ....................................................     $ 150,194,869      $ 109,532,807
                                                                         =============      =============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

     Effective August 1, 2002, the Multimedia Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options and warrants of companies in the telecommunications, media, publishing and entertainment industries (the "80% Policy").

     The 80% Policy may be changed without shareholder approval. However, the Multimedia Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

     SWAP AGREEMENTS. The Multimedia Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Multimedia Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Multimedia Trust periodically a variable rate payment that is intended to approximate the Multimedia Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Multimedia Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Multimedia Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Multimedia Trust's portfolio securities at that point in time, such a default could negatively affect the Multimedia Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Multimedia Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Multimedia Trust's ability to make dividend payments on the Series C Preferred Stock.

     The Trust has entered into two interest rate swap agreements with Citibank N.A. Under the agreement the Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2003 are as follows:
                                                                    UNREALIZED
      NOTIONAL                   FLOATING RATE*     TERMINATION    APPRECIATION
       AMOUNT     FIXED RATE  (RATE RESET MONTHLY)     DATE       (DEPRECIATION)
      --------    ----------  --------------------  ------------  --------------
     $10,000,000     4.32%            1.17%        April 4, 2013    $ 70,635
     $15,000,000     3.27%            1.17%        April 4, 2008    $(22,636)

------------
*Based on Libor (London Interbank Offered Rate).

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     FOREIGN CURRENCY TRANSACTION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Multimedia Trust's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

     For the year ended December 31, 2003, reclassifications were made to increase accumulated net investment loss for $922,674 and to increase accumulated net realized loss on investments and foreign currency transactions for $632,926, with an offsetting adjustment to additional paid-in capital.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The tax character of distributions paid during the fiscal year ended December 31, 2003 and December 31, 2002 were as follows:

                                        YEAR ENDED            YEAR ENDED
                                    DECEMBER 31, 2003      DECEMBER 31, 2002
                                  ---------------------  ---------------------
                                   Common    Preferred    Common     Preferred
                                  --------   ----------  ---------  ----------
   DISTRIBUTIONS PAID FROM:
   Ordinary income
     (inclusive of short
     term capital gain) ..........      --           --         --          --
   Net long term capital gain ....      --   $1,815,651         --  $2,359,821
                                  --------   ----------  ---------  ----------
   Total distributions paid ......      --   $1,815,651         --  $2,359,821
                                  ========   ==========  =========  ==========

     PROVISION FOR INCOME TAXES. The Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

            Net unrealized appreciation on investments .... $32,005,552
            Net unrealized appreciation on
              foreign currency transactions ...............      21,629
            Other - dividends payable .....................     (26,042)
                                                            -----------
                                                            $32,001,139
                                                            ===========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock for the year.
     The Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate of the Cumulative Preferred stock for the period. For the period January 1, 2003 through April 2, 2003, the Multimedia Trust's total return on the NAV of the common stock did not exceed the stated dividend rate of the Cumulative Preferred Shares for this period. Thus, management fees were not earned on these assets. For the period April 2, 2003 through December 31, 2003, the Multimedia Trust's total return on the net asset value of the common shares exceeded the stated dividend rate of the Preferred Stock for the period. Thus, management fees were earned on these assets.

     During the year ended December 31, 2003, Gabelli & Company, Inc. received $35,363 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

     The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2003, the Multimedia Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2003 aggregated $29,031,735 and $16,867,222 respectively.

5. CAPITAL. The charter permits the Multimedia Trust to issue 196,750,000 shares of common stock (par value $0.001). The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock. During the year ended December 31, 2003, the Multimedia Trust repurchased 66,000 shares of its common stock in the open market at a cost of $522,334 and an average discount of approximately 14.57% from its net asset value. During the year ended December 31, 2002, the Multimedia Trust repurchased 30,700 shares of its common stock in the open market at a cost of $253,454 and an average discount of approximately 12.11% from its net asset value. All shares of common stock repurchased have been retired.
     Transactions in capital stock were as follows:

                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 2003      DECEMBER 31, 2002
                                   --------------------   --------------------
                                    Shares       Amount     Shares      Amount
                                   -------    ---------   -------    ---------
Net decrease from repurchase
  of common shares ................(66,000)   $(522,334)  (30,700)   $(253,454)
                                   -------    ---------   -------    ---------
Net decrease ......................(66,000)   $(522,334)  (30,700)   $(253,454)
                                   =======    =========   =======    =========

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the 7.20% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times.

     The Multimedia Trust, as authorized by the Board of Directors, redeemed the remaining 75% (926,025 shares) of its outstanding 7.92% Cumulative Preferred
Stock.  The  redemption  date was  April 2,  2003 and the  redemption  price was
$25.033 per Preferred Share, which consisted of $25.00 per share of PreferredStock (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.033 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value of$25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 1, 2002.

     On March 31, 2003, the Multimedia Trust received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B
Cumulative Preferred Stock. Commencing April 2, 2003 and thereafter, the Multimedia Trust, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price. The Board of Directors has authorized the repurchase in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the year ended December 31, 2003, the Multimedia Trust did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At December 31, 2003, 1,000,000 shares of the 6.00% Series B Cumulative Preferred Stock were outstanding at the fixed rate of 6.00% per share and accrued dividends amounted to $25,000.

     On March 31, 2003, the Multimedia Trust received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The rates of Series C Auction Rate Cumulative Preferred Stock ranged from 1.08% to 1.50% from March 31, 2003 to December 31, 2003. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Multimedia Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2003, the Multimedia Trust did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2003, 1,000 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of 1.20% per share and accrued dividends amounted to $1,042.

     The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Multimedia Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

     Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. In accordance with the guidance of the EITF, the Fund's Cumulative Preferred Stock is classified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. On October 7, 2003, the Multimedia Trust's Adviser received a subpoena from the Attorney General of the State of New York requesting information on mutual fund shares trading practices. The Adviser is fully cooperating in responding to the request. The Multimedia Trust does not believe that this matter will have a material adverse effect on the Multimedia Trust's financial position or results of the operations.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A MULTIMEDIA TRUST COMMON SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD:                                              YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2003          2002          2001           2000          1999
                                                             --------       --------      --------       --------     --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period ..................... $   7.67       $  10.52      $  12.21       $  19.90     $  12.20
                                                             --------       --------      --------       --------     --------
  Net investment income (loss) .............................    (0.06)         (0.00)(a)     (0.02)          0.21        (0.05)
  Net realized and unrealized gain
      (loss) on investments ................................     3.17          (2.68)        (1.44)         (4.74)       11.54
                                                             --------       --------      --------       --------     --------
  Total from investment operations .........................     3.11          (2.68)        (1.46)         (4.53)       11.49
                                                             --------       --------      --------       --------     --------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ....................................       --             --            --          (0.02)          --
  Net realized gain on investments .........................    (0.13)         (0.17)        (0.17)         (0.18)       (0.23)
                                                             --------       --------      --------       --------     --------
  Total distributions to preferred
     stock shareholders ....................................    (0.13)         (0.17)        (0.17)         (0.20)       (0.23)
                                                             --------       --------      --------       --------     --------
  NET INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS .................     2.98          (2.85)        (1.63)         (4.73)       11.26
                                                             --------       --------      --------       --------     --------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ....................................       --             --         (0.00)(a)      (0.16)          --
  Net realized gain on investments .........................       --             --         (0.06)         (1.41)       (3.62)
  In excess of net investment income
     and/or net realized gain on investments ...............       --             --            --             --           --
                                                             --------       --------      --------       --------     --------
  Total distributions to common stock shareholders .........       --             --         (0.06)         (1.57)       (3.62)
                                                             --------       --------      --------       --------     --------
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net asset value from
    common stock share transactions ........................     0.01           0.00(a)         --          (1.35)        0.06
  Offering expenses charged to paid-in capital .............    (0.10)            --            --          (0.04)          --
                                                             --------       --------      --------       --------     --------
  Total capital share transactions .........................    (0.09)          0.00(a)         --          (1.39)        0.06
                                                             --------       --------      --------       --------     --------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS, END OF PERIOD ............................ $  10.56       $   7.67      $  10.52       $  12.21     $  19.90
                                                             ========       ========      ========       ========     ========
  Net Asset Value Total Return+ ............................     37.7%         (27.1)%       (13.3)%        (24.9)%       96.6%
                                                             ========       ========      ========       ========     ========
  Market Value, End of Period .............................. $   9.07       $   6.40      $   9.01       $  10.31     $  18.75
                                                             ========       ========      ========       ========     ========
  Total Investment Return++ ................................     41.7%         (29.0)%       (12.1)%        (35.0)%      106.6%
                                                             ========       ========      ========       ========     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value
    of preferred shares,
    end of period (in 000's) ............................... $200,195       $132,683      $181,539       $205,893     $246,488
  Net assets attributable to common shares,
    end of period (in 000's) ............................... $150,195       $109,533      $150,672       $175,026     $215,238
  Ratio of net investment income (loss)
    to average net assets
    attributable to common shares ..........................    (0.74)%        (0.04)%       (0.18)%         1.36%       (0.30)%
  Ratio of operating expenses to
    average net assets
    attributable to common shares (d) ......................     2.19%          1.46%         1.34%          1.46%        1.56%
  Ratio of operating expenses to
    average total net assets
    including liquidation value of
    preferred shares (d) ...................................     1.63%          1.18%         1.13%          1.27%        1.32%
  Portfolio turnover rate ..................................     10.9%          16.6%         25.4%          29.9%        43.1%
PREFERRED STOCK:
  7.92% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..............       --        $23,151       $30,868        $30,868      $31,250
  Total shares outstanding (in 000's) ......................       --            926         1,235          1,235        1,250
  Liquidation preference per share .........................       --         $25.00        $25.00         $25.00       $25.00
  Average market value (b) .................................       --         $25.75        $25.50         $23.54       $25.13
  Asset coverage per share .................................       --        $143.28       $147.03        $166.76      $197.19
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..............  $25,000             --            --             --           --
  Total shares outstanding (in 000's) ......................  $ 1,000             --            --             --           --
  Liquidation preference per share .........................  $ 25.00             --            --             --           --
  Average market value (b) .................................  $ 25.28             --            --             --           --
  Asset coverage per share .................................  $100.10             --            --             --           --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ..............  $25,000             --            --             --           --
  Total shares outstanding (in 000's)                               1             --            --             --           --
  Liquidation preference per share .........................  $25,000             --            --             --           --
  Average market value (b) .................................  $25,000             --            --             --           --
  Asset coverage per share ................................. $100,097             --            --             --           --
  ASSET COVERAGE (c) .......................................      400%           573%          588%           667%         789%

---------------------
   + Based  on  net  asset  value  per  share,   adjusted  for  reinvestment  of
     distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
  ++ Based  on  market   value  per  share,   adjusted   for   reinvestment   of
     distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.
 (a) Amount represents less than $0.005 per share. (b) Based on weekly prices.
 (c) Asset coverage is calculated by combining all series of preferred stock.
 (d) The Trust incurred interest expense during the year ended December 31, 2003. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would be 1.82% and the ratio of operating expenses to average total net assets including liquidation value of preferred shares would be 1.35%.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (the "Trust") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 20, 2003

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)
      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Global Multimedia Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

     TERM OF                     NUMBER OF
   OFFICE AND                  FUNDS IN FUND
NAME, POSITION(S)                LENGTH OF      COMPLEX
    ADDRESS 1                      TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
     AND AGE                     SERVED 2      DIRECTOR           DURING PAST FIVE YEARS                  HELD BY DIRECTOR
-----------------              -------------- -----------         -----------------------                --------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI               Since 1994**       24        Chairman of the Board and Chief Executive    Director of Morgan Group
Director and                                                Officer of Gabelli Asset Management Inc.     Holdings, Inc. (holding
Chief Investment Officer                                    and Chief Investment Officer of Gabelli      company); Vice Chairman
Age: 60                                                     Funds, LLC and GAMCO Investors, Inc.; Vice   of Lynch Corporation
                                                            Chairman and Chief Executive Officer of      (diversified manufacturing)
                                                            Lynch Interactive Corporation (multimedia
                                                            and services)

KARL OTTO POHL                  Since 1994*       33        Member of the Shareholder Committee of       Director of Gabelli Asset
Director                                                    Sal Oppenheim Jr. & Cie (private invest-     Management Inc. (investment
Age: 73                                                     ment bank); Former President of the          management); Chairman,
                                                            Deutsche Bundesbank and Chairman of its      Incentive Capital and
                                                            Central Bank Council (1980-1991)             Incentive Asset Management
                                                                                                         (Zurich); Director at Sal
                                                                                                         Oppenheim Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
THOMAS E. BRATTER              Since 1994**        3        Director, President and Founder, The John           --
Director                                                    Dewey Academy (residential college
Age: 63                                                     preparatory therapeutic high school)

ANTHONY J. COLAVITA 4          Since 2001**       35        President and Attorney at Law in the law            --
Director                                                    firm of Anthony J. Colavita, P.C.
Age: 67

JAMES P. CONN 4                 Since 1994*       12        Former Managing Director and Chief           Director of LaQuinta Corp.
Director                                                    Investment Officer of Financial Security     (hotels) and First
Age: 64                                                     Assurance Holdings                           Republic Bank
                                                            Ltd. (1992-1998)

FRANK J. FAHRENKOPF JR.        Since 1999***       4        President and Chief Executive Officer of     Director of First Republic
Director                                                    the American Gaming Association since June   Bank
Age: 63                                                     1995; Partner of Hogan & Hartson (law
                                                            firm); Chairman of International Trade
                                                            Practice Group; Co-Chairman of the
                                                            Commission on Presidential Debates;
                                                            Former Chairman of the Republican
                                                            National Committee

ANTHONY R. PUSTORINO            Since 1994*       17        Certified Public Accountant; Professor       Director of Lynch
Director                                                    Emeritus, Pace University                    Corporation (diversified
Age: 77                                                                                                  manufacturing)

WERNER J. ROEDER, MD           Since 1999***      26        Vice President/Medical Affairs of Lawrence          --
Director                                                    Hospital Center and practicing private
Age: 62                                                     physician

SALVATORE J. ZIZZA             Since 1994***      11        Chairman, Hallmark Electrical Supplies       Director of Hollis Eden
Director                                                    Corp.; Former Executive Vice President       Pharmaceuticals
Age: 57                                                     of FMG Group (OTC), a healthcare
                                                            provider; Former President and Chief
                                                            Executive Officer of the Lehigh Group
                                                            Inc., an interior construction
                                                            company, through 1997

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

     TERM OF                     NUMBER OF
   OFFICE AND                  FUNDS IN FUND
NAME, POSITION(S)                LENGTH OF      COMPLEX
    ADDRESS 1                      TIME       OVERSEEN BY         PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
     AND AGE                     SERVED 2      DIRECTOR           DURING PAST FIVE YEARS                  HELD BY DIRECTOR
-----------------              -------------- -----------         -----------------------                --------------------
OFFICERS:
--------
BRUCE N. ALPERT                 Since 2003        --        Executive Vice President and Chief Operating        --
President                                                   Officer of Gabelli Funds, LLC since 1988 and
Age: 52                                                     an officer of all mutual funds advised by
                                                            Gabelli Funds, LLC and its affiliates
                                                            Director and President of the Gabelli
                                                            Advisors, Inc.

PETER W. LATARTARA              Since 1998        --        Vice President of the Trust since 1998.             --
Vice President                                              Vice President of Gabelli & Company, Inc.
Age: 36                                                     since 1996.

STEVEN D. LAROSA                Since 2002        --        Assistant Vice President of Gabelli Funds,LLC       --
Vice President                                              since 2000. Prior to 2000, student at
Age: 25                                                     Boston College.

JAMES E. MCKEE                  Since 1995        --        Vice President, General Counsel and Secretary       --
Secretary                                                   of Gabelli Asset Management Inc. since 1999
Age: 40                                                     and GAMCO Investors, Inc. since 1993; Secretary
                                                            of all mutual funds advised by Gabelli Advisers,
                                                            Inc. and Gabelli Funds, LLC.

-----------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
 ** - Term expires at the Trust's 2004 Annual Meeting of Shareholders  and until their  successors  are duly  elected and  qualified.
*** - Term  expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4  Represents holders of the Trust's Preferred Stock.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2003

CASH DIVIDENDS AND DISTRIBUTIONS
                                       TOTAL AMOUNT    ORDINARY     LONG-TERM
          PAYABLE          RECORD          PAID       INVESTMENT     CAPITAL
           DATE             DATE         PER SHARE      INCOME        GAINS
          -------          ------      ------------   ----------    ---------

7.92% PREFERRED SHARES
              03/26/03    03/19/03        $0.4950           --        $0.4950
              04/02/03    04/02/03         0.0330           --         0.0330
                                          -------         ----        -------
                                          $0.5280           --        $0.5280

6.00% PREFERRED SHARES
              06/26/03    06/19/03      $0.354167           --      $0.354167
              09/26/03    09/19/03       0.375000           --       0.375000
              12/26/03    12/18/03       0.375000           --       0.375000
                                        ---------         ----      ---------
                                        $1.104167           --      $1.104167

AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2003 tax returns. 100% of the long-term capital gains paid to preferred shareholders by the Multimedia Trust in 2003 was classified as "Post May 5 Capital Gains" and reported in box 2c of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 2003.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

    The Multimedia Trust did not pay an ordinary income dividend in 2003 and 2002 to the Common or Preferred stockholders.

                         HISTORICAL DISTRIBUTION SUMMARY
COMMON STOCK

                                        SHORT-          LONG-
                                         TERM           TERM        NON-TAXABLE                        ADJUSTMENT
                       INVESTMENT       CAPITAL        CAPITAL       RETURN OF          TOTAL              TO
                         INCOME        GAINS(B)         GAINS         CAPITAL       DISTRIBUTIONS      COST BASIS
                       ----------      --------        -------      -----------     -------------      ----------
    2003                    --              --              --             --               --               --
    2002                    --              --              --             --               --               --
    2001               $0.0058         $0.0106         $0.0436             --           0.0600               --
    2000(a)             0.1630          0.2088          1.2032             --           1.5750               --
    1999                    --          1.2834          2.3366             --           3.6200               --
    1998                    --          0.1995          0.6005             --           0.8000               --
    1997                0.0058          0.2682          0.5760             --           0.8500               --
    1996                0.0103          0.0790          0.2857             --           0.3750               --
    1995(c)             0.0788          0.1529          0.0183             --           0.2500               --
    1994                0.0305          0.0010          0.0014        $0.0171           0.0500          $0.0171(d)

7.92% PREFERRED STOCK

    2003                    --              --         $0.5280             --          $0.5280               --
    2002                    --              --          1.9800             --           1.9800               --
    2001                    --              --          1.9800             --           1.9800               --
    2000               $0.2150         $0.2390          1.5260             --           1.9800               --
    1999                    --          0.7020          1.2780             --           1.9800               --
    1998                    --          0.4936          1.4864             --           1.9800               --
    1997                0.0077          0.3523          0.7565             --           1.1165               --

 6.00% PREFERRED STOCK

    2003                    --              --         $1.1042             --          $1.1042               --

AUCTION RATE PREFERRED STOCK

    2003                    --              --       $227.0600             --        $227.0600               --

--------------------------
(a) On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

--------------------------------------------------------------------------------
 The Annual Meeting of the Multimedia Trust's stockholders will be held at 10:00 A.M. on Monday, May 10, 2004, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Global Multimedia Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER? When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   VICE PRESIDENT/MEDICAL AFFAIRS
   LAWRENCE HOSPITAL CENTER

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter W. Latartara
   VICE PRESIDENT

Steven D. LaRosa
   VICE PRESIDENT

James E. McKee
   SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

COUNSEL
Willkie Farr & Gallagher

STOCK EXCHANGE LISTING
                              Common       6.00% Preferred
                            ----------     ---------------
NYSE-Symbol:                    GGT           GGT Pr B
Shares Outstanding:         14,218,953        1,000,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
 For  general   information   about  the  Gabelli   Funds,   call   800-GABELLI
 (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFMT-AR-12/03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) No response required.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,858 in 2003 and $32,689 in 2002.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,100 in 2003 and $25,300 in 2002.

         Audit-related fees represent services provided in the preparation of Preferred Shares Reports to Moody's.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,350 in 2003 and $2,250 in 2002.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 for 2003 and $0 for 2002.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Gabelli and any affiliate of Gabelli that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2003 and $0 in 2002.

          (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

--------------------------------------------------------------------------------



                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

--------------------------------------------------------------------------------


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Research Analyst

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn M. Nappi, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o  Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How GAMCO voted for the client on each issue

         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at ADP:

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o  Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES












                         ------------------------------
                             PROXY VOTING GUIDELINES
                         ------------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o  Historical responsiveness to shareholders

         This may include such areas as:

         -Paying greenmail

         -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o  Qualifications

o  Nominating committee in place

o  Number of outside directors on the board

o  Attendance at meetings

o  Overall performance

                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.


                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.


                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.


                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o  Future use of additional shares

         -Stock split

         -Stock option or other executive compensation plan

         -Finance growth of company/strengthen balance sheet

         -Aid in restructuring

         -Improve credit rating

         -Implement a poison pill or other takeover defense


o Amount of stock currently authorized but not yet issued or reserved for stock option plans

o  Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.


                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.


                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.


                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.


                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o  State of Incorporation

o  Management history of responsiveness to shareholders

o  Other mitigating factors


                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.


                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o  Dilution of voting power or earnings per share by more than 10%

o  Kind of stock to be awarded, to whom, when and how much

o  Method of payment

o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not yet applicable.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                The Gabelli Global Multimedia Trust
                                            Inc.
             -------------------------------------------------------------------

By (Signature and Title)*                   /s/ Bruce N. Alpert
                          ------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ Bruce N. Alpert
                         -------------------------------------------------------
                                            Bruce N. Alpert, Principal Executive
                                            Officer and Principal Financial
                                            Officer


Date                                        March 9, 2004
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.